Exhibit 99.1

CHC HELICOPTER REPORTS REVENUE OF $447M, EBITDAR OF $126M

FROM COMPANY’S FISCAL-2013 SECOND QUARTER

•	Revenue Up 6 Percent, EBITDAR Jumps 17 Percent

•	Seventh Consecutive Quarter of Revenue and EBITDAR Increase

•	Flying and MRO Business Segments Both Post Gains

Dec. 11, 2012 – Vancouver, British Columbia, Canada – Revenue and earnings were up in CHC Helicopter’s fiscal second-quarter 2013, as the company continues to transform itself into the most capable and efficient global helicopter-services operator.

CHC’s revenue for the quarter, which ended Oct. 31, increased 6 percent from the same period a year ago, to $447 million. It was the seventh straight quarter of higher revenue and earnings since the company started its ambitious transformation. Net earnings were $7 million, compared with a net loss of $6 million in the FY12 second quarter.

Earnings before interest, taxes, depreciation, amortization and aircraft rental costs (EBITDAR), were $126 million, up 17 percent from the year-ago quarter. EBITDAR is CHC’s primary measure of operational profitability.

	Second Quarter			Year-to-Date
(US$, in millions)	FY13	FY12	Change(ii)	FY12	FY11	Change(ii)
Revenue	$447	$423	6%	$863	$833	4%
EBITDAR(i)	$126	$107	17%	$227	$208	9%
EBITDA(i)	$77	$65	19%	$130	$124	4%

(i)	Non-GAAP financial measure. See reconciliation to applicable GAAP measure below.
(ii)	All growth rates in this release are year-over-year unless otherwise noted.

The continued improvement spanned both CHC’s flying and Heli-One business segments. Flying revenue rose 5 percent and EBITDAR grew 13 percent. For Heli-One, which provides maintenance, repair and overhaul (MRO) services, third-party sales were 11 percent higher and EBITDAR increased 48 percent.

William Amelio, CHC’s president and chief executive officer, said the second quarter showed how the company is transforming its tools, systems and processes. Those changes are contributing to improving operating performance.

“Our people are also making sure we deliver on our purpose: to provide unmatched helicopter services that enable customers to go further, do more and come home safely,” said Mr. Amelio. “The second quarter provided two vivid illustrations – one involving superb in-flight management of a crippled aircraft, the other an extraordinary evacuation of more than 270 customers from a North Sea oil-production platform that was in distress.

“Our objective isn’t simply for CHC to be the largest and most profitable helicopter-services company. We’re determined to be the best at all that we do for our customers.”

BUSINESS HIGHLIGHTS

Helicopter Services (flying):

•	Flying results were driven by revenue and EBITDAR gains in the Americas (mainly Brazil), Western North Sea (United Kingdom) and Africa Euro-Asia. Sales were also up in Asia-Pacific.

•	Significant wins in the period included new contracts with Marathon in the U.K., Eni in Australia and Petronas in Mozambique.

•

During the quarter, Atlantic Aviation – a partnership between Jagal Group and CHC – received its long-awaited Air Operating Certificate in Nigeria. Atlantic Aviation has twin-engine Sikorsky S76C+ medium-lift helicopters to begin its support of Nigeria’s fast-growing oil-and-gas industry.

Heli-One (MRO):

•	Among notable contracts secured in the second quarter, AAR, a global aerospace and defense supplier, selected Heli-One to complete 20 engine overhauls.

•	During the quarter the company delivered the first of three customized Super Puma aircraft commissioned by the Los Angeles County Sheriff’s Department.

•	Heli-One further broadened its range of services by adding four-year inspections of AW139s to capabilities at the Stavanger, Norway, operation.

About CHC

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One division. The company is headquartered in Vancouver and operates more than 240 aircraft in about 30 countries around the world.

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Segment Performance (Unaudited)

(US$, in thousands)

Segment Third Party Revenue

	For the three months ended October 31,		For the six months ended October 31,
	2012	2011	2012	2011

Helicopter Services	$402,617	$383,279	$792,521	$756,573
MRO	42,488	38,409	67,034	73,297
Corporate and Other	1,681	1,312	3,300	2,779

Consolidated totals	$446,786	$423,000	$862,855	$832,649

EBITDAR and EBITDA Summary

	For the three months ended October 31,		For the six months ended October 31,
	2012	2011	2012	2011

Helicopter Services	$120,931	$107,000	$223,554	$202,688
MRO	28,082	18,935	41,746	39,949
Corporate and Other	(22,916)	(18,473)	(38,304)	(35,106)

Consolidated EBITDAR (i)	126,097	107,462	226,996	207,531

Less: aircraft lease and associated costs	(48,797)	(42,604)	(97,227)	(83,100)

Consolidated EBITDA (i)	$77,300	$64,858	$129,769	$124,431

(i)	See reconciliations to GAAP measures below.

Consolidated Statement of Earnings (Unaudited)

(US$, in thousands)

	For the three months ended		For the six months ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

Revenue	$446,786	$423,000	$862,855	$832,649

Operating Expenses
Direct costs	(351,397)	(343,346)	(697,484)	(679,987)
Earnings from equity accounted investees	825	625	1,837	1,221
General and administrative costs	(18,914)	(15,421)	(37,439)	(29,452)
Amortization	(27,635)	(25,429)	(55,945)	(52,532)
Restructuring costs	(1,797)	(7,080)	(3,727)	(11,884)
Recovery (impairment) of receivables and funded residual value guarantees	143	63	(572)	47
Impairment of intangible assets	(6,339)	(1,717)	(5,818)	(1,825)
Impairment of assets held for sale	(3,650)	(4,251)	(9,297)	(11,632)
Impairment of assets held for use	—	—	(660)	—
Gain (loss) on disposal of assets	(3,026)	(316)	(4,617)	3,741

	(411,790)	(396,872)	(813,722)	(782,303)

Operating income	34,996	26,128	49,133	50,346

Interest on long-term debt	(30,075)	(29,516)	(59,958)	(60,186)
Foreign exchange gain	10,562	2,446	3,161	2,639
Other financing charges	(3,449)	(6,491)	(11,603)	(6,235)

Income (loss) from continuing operations before tax	12,034	(7,433)	(19,267)	(13,436)

Income tax recovery (expense)	(5,022)	8,638	(6,303)	12,485

Income (loss) from continuing operations	7,012	1,205	(25,570)	(951)

Earnings (loss) from discontinued operations, net of tax	467	(7,526)	812	(8,312)

Net earnings (loss)	$7,479	($6,321)	($24,758)	($9,263)

Net earnings (loss) attributable to:
Controlling interest	$6,999	($11,420)	($26,106)	($19,793)
Non-controlling interest	480	5,099	1,348	10,530

Net earnings (loss)	$7,479	($6,321)	($24,758)	($9,263)

Consolidated Statement of Cash Flows (Unaudited)

(US$, in thousands)

	For the three months ended		For the six months ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Cash provided by (used in):
Operating activities:
Net earnings (loss)	$7,479	($6,321)	($24,758)	($9,263)
Less: Earnings (loss) from discontinued operations, net of tax	467	(7,526)	812	(8,312)

Earnings (loss) from continuing operations	7,012	1,205	(25,570)	(951)

Adjustments to reconcile net earnings (loss) to cash flows provided by (used in) operating activities:
Amortization	27,635	25,429	55,945	52,532
Loss (gain) on disposal of assets	3,026	316	4,617	(3,741)
Asset impairments	9,846	5,905	16,347	13,410
Non-cash leasing and financing costs	(140)	(492)	(304)	(1,306)
Earnings from equity accounted investees	(825)	(625)	(1,837)	(1,221)
Deferred income taxes	(512)	(6,356)	(6,252)	(13,953)
Pension contributions, net of pension expense	(5,690)	(7,898)	(17,436)	(15,560)
Increase to deferred lease financing costs	(216)	(2,774)	(1,489)	(7,488)
Foreign currency exchange gain (loss)	(19,893)	5,404	2,382	2,068
Other	2,816	(868)	5,319	(1,640)
Increase (decrease) in cash resulting from changes in operating assets and liabilities	(900)	34,657	(55,480)	(32,226)

Cash provided by (used in) operating activities	22,159	53,903	(23,758)	(10,076)

Financing activities:
Sold interest in accounts receivable, net of collections	674	530	8,917	40,082
Proceeds from issuance of capital stock	—	60,000	—	60,000
Proceeds from the issuance of senior secured notes	202,000	—	202,000	—
Long-term debt proceeds	165,076	125,000	390,229	405,000
Long-term debt repayments	(319,871)	(116,826)	(471,824)	(390,539)
Increase in deferred financing costs related to the revolver and notes	(3,793)	—	(3,793)	—

Cash provided by financing activities	44,086	68,704	125,529	114,543

Investing activities:
Property and equipment additions	(95,600)	(121,964)	(142,267)	(164,751)
Proceeds from disposal of property and equipment	46,188	43,117	93,413	91,120
Aircraft deposits, net of lease inception refunds	(10,845)	(34,429)	(40,926)	(36,115)
Restricted cash	38	2,320	5,384	753
Distribution from equity investments	—	—	—	936

Cash used in investing activities	(60,219)	(110,956)	(84,396)	(108,057)

Cash provided by (used in) continuing operations	6,026	11,651	17,375	(3,590)
Cash flows provided by (used in) discontinued operations:
Cash flows provided by (used in) operating activities	467	(1,019)	812	(1,488)
Cash flows provided by (used in) financing activities	(467)	1,019	(812)	1,488

Cash provided by (used in) discontinued operations	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	5,677	(6,605)	(4,144)	(10,804)

Change in cash and cash equivalents during the period	11,703	5,046	13,231	(14,394)

Cash and cash equivalents, beginning of period	57,075	49,481	55,547	68,921

Cash and cash equivalents, end of period	$68,778	$54,527	$68,778	$54,527

Consolidated Balance Sheets (Unaudited)

(US$. in thousands)

	October 31, 2012	April 30, 2012

Assets

Current Assets:
Cash and cash equivalents	$68,778	$55,547
Receivables, net of allowance for doubtful accounts	304,701	266,115
Income taxes receivable	25,078	20,747
Deferred income tax assets	9,361	8,542
Inventories	95,740	90,013
Prepaid expenses	20,069	21,183
Other assets	38,039	33,195

	561,766	495,342

Property and equipment, net	1,041,490	1,026,860
Investments	25,466	24,226
Intangible assets	205,493	217,890
Goodwill	432,059	433,811
Restricted cash	20,353	25,994
Other assets	410,986	363,103
Deferred income tax assets	49,020	48,943
Assets held for sale	63,295	79,813

	$2,809,928	$2,715,982

Liabilities and Shareholder’s Equity

Current Liabilities:
Payables and accruals	$356,519	$363,064
Deferred revenue	20,775	23,737
Income taxes payable	40,169	43,581
Deferred income tax liabilities	13,073	11,729
Current facility secured by accounts receivable	55,317	45,566
Other liabilities	20,155	23,648
Current portion of long-term debt	14,039	17,701

	520,047	529,026
Long-term debt	1,401,504	1,269,379
Deferred revenue	50,221	43,517
Other liabilities	189,820	191,521
Deferred income tax liabilities	18,943	20,072

Total liabilities	2,180,535	2,053,515

Redeemable non-controlling interests	4,489	1,675
Capital stock: Par value 1 Euro;
Authorized and issued:
1,228,377,770 and 1,228,377,770, respectively	1,607,101	1,607,101
Contributed surplus	55,541	55,318
Deficit	(966,137)	(940,031)
Accumulated other comprehensive loss	(71,601)	(61,596)

	$2,809,928	$2,715,982

Non-GAAP Financial Measures:

This earnings release includes non-GAAP financial measures, segment earnings before interest, taxes, depreciation, amortization and aircraft lease rent and associated costs (“segment EBITDAR (adjusted)”) referred to above as EBITDAR and earnings before interest, taxes, depreciation and amortization (“EBITDA”) that are not required by, or presented in accordance with GAAP. These non-GAAP measures are not performance measures under U.S. generally accepted accounting principles and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure. CHC has chosen to include segment EBITDAR (adjusted) as we consider this to be a significant indicator of our financial performance and use this measure to assist us in allocating available capital resources. We have also included EBITDA as this measure is useful to our debt holders as it is a proxy of Adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA provides useful information to investors as it is a measure to calculate certain financial covenants related to our revolving credit facility and certain covenants in the indenture. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure below and has presented a detailed discussion of its reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Quarterly Report on Form 10-Q. CHC encourages investors to review the reconciliation and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures

(US$, in thousands)

	For the three months ended October 31,		For the six months ended October 31,
	2012	2011	2012	2011
Helicopter Services	$120,931	$107,000	$223,554	$202,688
MRO	28,082	18,935	41,746	39,949
Corporate and Other	(22,916)	(18,473)	(38,304)	(35,106)

Consolidated EBITDAR	126,097	107,462	226,996	207,531
Less: aircraft lease and associated costs	(48,797)	(42,604)	(97,227)	(83,100)

Consolidated EBITDA	77,300	64,858	129,769	124,431
Amortization	(27,635)	(25,429)	(55,945)	(52,532)
Restructuring costs	(1,797)	(7,080)	(3,727)	(11,884)
Recovery (impairment) of receivables and funded residual value guarantees	143	63	(572)	47
Impairment of intangible assets	(6,339)	(1,717)	(5,818)	(1,825)
Impairment of assets held for sale	(3,650)	(4,251)	(9,297)	(11,632)
Impairment of assets held for use	—	—	(660)	—
Gain (loss) on disposal of assets	(3,026)	(316)	(4,617)	3,741

Operating income	34,996	26,128	49,133	50,346
Interest on long-term debt	(30,075)	(29,516)	(59,958)	(60,186)
Foreign exchange gain	10,562	2,446	3,161	2,639
Other financing charges	(3,449)	(6,491)	(11,603)	(6,235)

Income (loss) from continuing operations before tax	12,034	(7,433)	(19,267)	(13,436)
Income tax recovery (expense)	(5,022)	8,638	(6,303)	12,485

Income (loss) from continuing operations	7,012	1,205	(25,570)	(951)
Earnings (loss) from discontinued operations, net of tax	467	(7,526)	812	(8,312)

Net earnings (loss)	$7,479	($6,321)	($24,758)	($9,263)

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Cautionary Note on Forward-Looking Statements:

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: exchange rate fluctuations, industry exposure, inflation, inability to enter into new contracts or the loss of existing contracts, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, competition, political, economic and regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, accidents, mechanical failures, regulatory actions and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly reports on Form 10-Q, and other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.